UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2019

SCOTT’S LIQUID GOLD-INC.

(Exact name of Registrant as specified in its charter)

Colorado	001-13458	84-0920811
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4880 Havana Street, Denver, CO	80239
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 373-4860

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act.

Title of each class	Trading Symbol	Name of exchange on which registered
None	None	None

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Amendment No.1 on Form 8-K/A (“Form 8-K/A”) amends the Current Report on Form 8-K filed by Scott’s Liquid Gold-Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on October 2, 2019 (the “October Form 8-K”). The October Form 8-K reported under Item 2.01 that the Company, through its wholly owned subsidiary SLG Chemicals, Inc. (the “Buyer”), entered into an asset purchase agreement (the “Purchase Agreement”) with Paramount Chemical Specialties, Inc. (the “Seller”) on October 1, 2019. Pursuant to the Purchase Agreement, the Buyer purchased all intangible assets of the Seller, all finished goods inventory owned by the Seller, and all assets used in connection with the manufacture, sale and distribution of the Kids N Pets, Kids N Pets No No No! and Messy Pet brands.

The description of the Purchase Agreement found in this Form 8-K/A is not intended to be complete and is qualified in its entirety by reference to the agreements attached to the October Form 8-K.

This Form 8-K/A provides the financial statements and the pro forma financial information as required by Item 9.01 of Form 8-K. No other modification to the October Form 8-K is being made by this Form 8-K/A. The information previously reported in or filed with the October Form 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(a)(1)  Financial Statements of Businesses Acquired.

The audited financial statements of the Seller as of and for the year ended December 31, 2018, and the unaudited condensed consolidated financial statements of the Seller as of as of September 30, 2019, and for the nine months ended September 30, 2019 and 2018, respectively, and accompanying notes, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b)(1)  Pro Forma Financial Information.

The unaudited pro forma condensed combined statements of income of the Company for the year ended December 31, 2018 and for the nine months ended September 30, 2019, unaudited pro forma combined balance sheet as of September 30, 2019, and accompanying notes, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(d)  Exhibits.

Exhibit No.	Description

23.1	Consent of EKS&H, LLLP Independent Auditors for the Acquired Brands of Paramount Specialty Chemicals, Inc. as of and for the year ended December 31, 2018.
99.1

Audited financial statements of the Acquired Brands of Paramount Chemical Specialties, Inc. as of and for the year ended December 31, 2018, and the accompanying notes thereto, and unaudited financial statements of the Acquired Brands of Paramount Chemical Specialties, Inc. as of September 30, 2019 and for the nine months ended September 30, 2019 and 2018, respectively, and the accompanying notes thereto.

99.2

Unaudited pro forma condensed combined financial statements of Scott’s Liquid Gold-Inc. as of and for the year ended December 31, 2018 and for the nine months ended September 30, 2019, and the accompanying notes thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOTT’S LIQUID GOLD-INC.

Date: December 10, 2019	/s/ Kevin A. Paprzycki
Kevin A. Paprzycki Chief Financial Officer